DAVID JONES & ASSOC., P.C.

Law Firm

395 Sawdust, # 2148 The Woodlands, TX 77380	P (281) 702-2137 F (877) 639-0750

------------------------------------------------------------------------------------------------------------------------------------------------------------

August 24, 2009

VIA EDGAR

US Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

Re:         Timothy Plan.

File Nos. 811-08228 and 333-73248
Preliminary Proxy Statement

Ladies and Gentlemen:

On behalf of Timothy Plan (the “Trust”), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 (the “1934 Act”) is Registrant's Preliminary Proxy Statement which will be used in connection with a special meeting of the shareholders of the Timothy Plan Conservative Growth Fund (the “Fund”), a separate series of the Trust, to be held on Friday, October 23, 2009 (the “Special Meeting”). This Preliminary Proxy Statement consists of a notice of meeting, the proxy statement and form of proxy. The Trust anticipates that this information, including the Proxy Statement, will be mailed to the Trust’s shareholders on or about September 8, 2009.

There are two matters to be considered at the Special Meeting.

The first matter will be the approval of new investment allocations for the Fund. The Fund is a “Fund of Funds” that invests the majority of its assets in other Timothy Plan Funds, in designated percentage ranges. The Timothy Plan Board has authorized the creation and offering of a new Timothy Plan Fund, the Timothy Plan Defensive Strategies Fund. The Board, after careful consideration, has concluded that including the new Fund in the Fund's investment allocations is appropriate. Because the investment allocations for the Fund are fundamental, shareholder approval is being sought for the addition of the new fund and the re-structuring of the allocation model.

The second matter will be to ask the Fund's shareholders to approve allowing the Fund's Board of Trustees to approve new investment allocations for the Fund and add or delete Timothy Plan Funds to the Fund without the need to seek shareholder approval each time. If this proposal is approved, the Fund's investment allocations will become non-fundamental aspects of the Fund's operations. The Board, after careful consideration, has concluded that the Fund's shareholders will be better served if the Fund does not have to incur the expenses of a shareholder meeting each time the Fund seeks to change it investment allocations.

Please direct all questions or comments regarding the foregoing to me at (281) 419-0584. Thank you for your consideration.

Sincerely,

DAVID JONES & ASSOC., P.C.

/s/ David D. Jones

DAVID D. JONES, Esq.

SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                          /X/
Filed by a party other than the registrant               / /
Check the appropriate box:

/X/     Preliminary proxy statement
/ /     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive proxy statement
/ /     Definitive additional materials
/ /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

-------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified in its Charter)
TIMOTHY PLAN

--------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
NOT APPLICABLE

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.     Title of each class of securities to which transaction applies:

........................................................................................

2.     Aggregate number of securities to which transaction applies:

........................................................................................

3.     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

........................................................................................

4.     Proposed maximum aggregate value of transaction:

........................................................................................

5.     Total fee paid:

........................................................................................

[ ]     Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.     Amount Previously Paid:

........................................................................................

7.     Form, Schedule or Registration Statement No.:

........................................................................................

8.     Filing Party:

........................................................................................

9.     Date Filed:

........................................................................................

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

TIMOTHY PLAN CONSERVATIVE GROWTH FUND

1055 Maitland Center Commons
Maitland, FL 32751
Toll Free 800-662-0201

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Conservative Growth Fund (the “Special Meeting”) on Friday, October 23, 2009 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust, located at 1055 Maitland Center Commons, Maitland, FL 32751.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“Funds”) and currently offers shares of twelve Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Conservative Growth Fund (the “Fund”) offers Class A Shares, which are sold to the public with a front-end sales charge, Class B Shares, which were sold with a contingent deferred sales charge (“CDSC”) which declined to zero over a period of years and an ongoing distribution and servicing (12b-1) fee of 1.00%. Sales of Class B shares have been closed to new investors since May 3, 2004. The Trust also offers Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%.

There two items for consideration at the Special Meeting.

(1)     You and your fellow shareholders are being asked to approve new asset allocation percentages for the Fund which include the addition of a newly created Timothy Plan Fund; and

(2)     You and your fellow shareholders are being asked to allow the Fund's Board of Trustees in the future to approve new investment allocations for the Fund and add or delete Timothy Plan Funds to the Fund's investment allocation without the need to seek shareholder approval each time. If this proposal is approved, the Fund's investment allocations will become non-fundamental aspects of the Fund's operations.

     The Fund is a “Fund of Funds” that invests the majority of its assets in other Timothy Plan Funds, in designated percentage ranges. The Timothy Plan Board has authorized the creation and offering of a new Timothy Plan Fund, the Timothy Plan Defensive Strategies Fund (the “New Fund”). The Board, after careful consideration, has concluded that including the New Fund in the Fund's investment allocations is appropriate. Because the investment allocations for the Fund are fundamental, shareholder approval is being sought for the addition of the New Fund and the re-structuring of the allocation model. The details of the proposed Fund's investment allocations, and a description of the New Fund, are contained in the accompanying proxy materials, and we urge you to read it carefully.

This is the second time that you and your fellow shareholders have been asked to approve a change to the Fund's investment allocations. Shareholder meetings are expensive, time consuming and difficult to successfully complete. The Trust is constantly looking for new ways to improve its offering to the Trust's shareholders, and new series are constantly being evaluated and considered. Whenever the Trust does decide to create a new fund, the Trust will likely want the shareholders of this Fund to be able to participate in the ownership of that new fund. Under the Fund's current structure, shareholder approval will be required any time a change is sought to the Fund's investment allocation. Also, the Fund's current asset allocation is fairly rigid and does not allow the Fund's investment adviser to adjust the Fund in response to extreme market conditions. Given the volatility of the market of late, the adviser believes it to be in the best interest of Fund shareholders for it to have such flexibility. Accordingly, the Board of Trustees has decided to seek your approval to change the Fund's investment allocation arrangement from a fundamental policy to a non-fundamental policy. If the Fund's investment allocations become non-fundamental, the Trust can change the allocation from time to time as conditions warrant without the delay and expense of a shareholder meeting.

You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on August 31, 2009. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

Your votes on these proposals is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at ______________. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur Ally

Chairman

August 31, 2009

THE TIMOTHY PLAN

Special Meeting of the Shareholders of
the
Timothy Plan Conservative Growth Fund

1055 Maitland Center Commons
Maitland, FL 32751
Toll Free 800-662-0201

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

PROXY STATEMENT
Dated September __, 2009

SPECIAL MEETING OF SHAREHOLDERS
To be Held on October 23, 2009

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Conservative Growth Fund (the “Fund”), in order to seek shareholder approval of two proposals relating to the Fund. The Special Meeting will be held at the offices of the Trust at 10:00 a.m., Eastern Time, on Friday, October 23, 2009. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about September __, 2009.

Items for Consideration

The Special Meeting will be held to consider the following items of business:

*     Approval of a new asset allocation strategy for the Fund, which includes the addition of a newly created Timothy Plan Fund and a restructuring of allocation percentages;

*     Approval of a change in the asset allocation strategy of the Fund from a fundamental policy to a non-fundamental policy; and

*     Such other business as may properly come before the shareholders of the Fund.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on August 31, 2009 (the “Record Date”), then you are eligible to vote at the Special Meeting. As of the Record Date, the Fund had a total of ______________ shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named _________ and ____________ as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting. The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1055 Maitland Center Commons, Maitland, FL 32751.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, ______________ (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, but do not count as votes cast for the Proposal.

Required Votes to Approve the Proposal

The affirmative vote of a “majority” of the shares entitled to vote of the Fund, as of the Record Date, are required in order to approve the Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

The Fund is paying the costs of the Special Meeting. Certain of employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund (“TPL”), or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Trust at 1-800-662-0201 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated December 31, 2008, and its most recent semi-annual report, dated June 30, 2009. Simply call the Trust to request a copy of either report, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.      APPROVAL OF NEW ASSET ALLOCATION STRATEGY FOR THE TIMOTHY PLAN CONSERVATIVE GROWTH FUND, WHICH INCLUDES THE ADDITION OF A NEWLY CREATED TIMOTHY PLAN FUND AND A RESTRUCTURING OF ALLOCATION PERCENTAGES

Background

The Timothy Plan Conservative Growth Fund (the “Fund”) invests the majority of its assets in shares of certain other Timothy Plan Funds (referred to in the prospectus and in this proxy as the Traditional Funds), in accordance with certain specified percentage ranges. The Fund currently offers Class A and Class C shares. Class A shares of the Fund commenced investment operations on October 5, 2000. Class C shares commenced investment operations on February 3, 2004.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders. The investment advisory agreement with TPL has been in effect since the Fund’s inception in October 2000 and was last renewed by the Board on February 27, 2009.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.65% of the average daily net assets of the Fund.

A discussion of the considerations employed by the Board of Trustees at their February 27, 2009 meeting wherein they gave their approval of TPL as Advisor to the Fund is available in the Trust's semi-annual report dated June 30, 2009. The semi-annual report will be available upon request at no charge. To receive a semi-annual report, you may request one by calling the Trust at 1-800-846-7526, or you may download one at www.timothyplan.com.

The Statement of Additional information for the Trust (“SAI”), dated May 1, 2009, contains additional information about the compensation paid to the portfolio managers, other accounts and account types managed by TPL, and ownership of Fund shares. The SAI is available upon request at no charge. To receive an SAI you may request one by calling the fund at 1-800-846-7526. The SAI is incorporated into this proxy for all purposes as if fully set forth herein.

The Fund's Current Asset Allocation Structure

The Fund currently invests at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	% of Fund’s Net Assets Invested in Traditional Funds
Small Cap Value Fund	5-15%
Large/Mid Cap Value Fund	15-25%
Large/Mid Cap Growth Fund	5-15%
Fixed Income Fund	20-40%
Aggressive Growth	0-10%
High Yield Fund	5-15%
International Fund	10-20%

The Fund normally invests its remaining cash, if any, in the Timothy Plan Money Market Fund. At the time the Fund invests in any commercial paper or repurchase agreements, the issuer must have outstanding debt rated “A” or higher by Moody’s or S&P; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of TPL.

TPL determines the specific asset allocation program. On each day that the Fund is open for business, TPL reviews the asset allocation program and reallocates, as necessary, for any new moneys invested in the Fund. In order to achieve its investment objective, the Fund typically allocates its assets, within predetermined percentage ranges, among certain of the Traditional Funds. Even so, the Fund may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which the Fund will normally invest in the particular market segment represented by each underlying Traditional Fund, and the varying degrees of potential investment risk and reward represented by the Fund’s investments in those market segments and their corresponding Traditional Funds. TPL may alter these percentage ranges when it deems appropriate. The assets of the Fund will be allocated among the Traditional Funds in accordance with its investment objective, TPL's outlook for the economy and the financial markets, and the relative market valuations of the Traditional Funds. TPL also reallocates the Fund’s investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

The primary risks of investing in the Fund, as described in the prospectus, are:

General Risk- As with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

Portfolio Risk- The Fund is subject to all of the risks that are inherent in the Traditional Funds in which the Fund invests.

          The Fund currently is appropriate for investors who understand the risks of investing in moderately- to aggressively-oriented equity funds and who wish to allocate their investments among multiple funds with a single investment.

The Fund's Proposed New Asset Allocation Structure

Under the proposed new asset allocation structure, the Fund will invest at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	Proposed % of Fund’s Net Assets Invested in Traditional Fund	Current % of Fund's Net Assets Invested in Traditional Fund
Small Cap Value Fund	5-15%	5-15%
Large/Mid Cap Value Fund	10-20%	15-25%
Large/Mid Cap Growth Fund	5-15%	5-15%
Fixed Income Fund	20-40%	20-40%
Aggressive Growth	0-5%	0-10%
High Yield Fund	5-15%	5-15%
International Fund	5-15%	10-20%
Defensive Strategies Fund	10-30%	0%

The Fund will continue to normally invest its remaining cash, if any, in the Timothy Plan Money Market Fund, and will continue to pursue its investment objective in the manner described above.

The primary risks of investing in the Fund under the new allocation program are the same as described above, but because the Fund will be investing in a new Traditional Fund, information concerning the investment strategies and risks of the the Traditional Fund is described below to allow you to understand the underlying risks of the fund.

Timothy Plan Defensive Strategies Fund

Investment objective

Protection of principal through aggressive, proactive reactions to prevailing economic conditions. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective. To allow for optimal flexibility, the Fund is classified as a “non-diversified” fund, and, as such the Fund’s portfolio may include the securities of a smaller total number of issuers than if the Fund were classified as “diversified”.

Primary investment strategies- To achieve its goal, the Fund will invest varying percentages of the Fund’s total assets in the investment Sectors set forth below:

*     Real Estate Investment Trusts (REITs), that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate, all of which are historically sensitive to both inflation and deflation; and

*     Commodities-based Exchange Traded Funds (ETFs) which trade like stocks and limit the risk to no more than the initial investment, yet provide the opportunity to invest in inflation sensitive physical commodities and/or commodities futures markets; and

*     Treasury-Inflation Protection Securities (TIPS) which coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the consumer price index (CPI); and

*     Cash and cash equivalents.

*     the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies by taking large, small, or even no position in any one or more of the Asset Classes in attempting to respond to adverse market, economic, political, or other conditions.

Principal Investment Risks

1.     General Risk: As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.     Real Estate Investment Trust Risk: the Fund is subject to the risks experienced in real estate ownership, real estate financing, or both. As the economy is subjected to a period of economic deflation or interest rate increases, the demand for real estate may fall, causing a decline in the value of real estate owned. Also, as interest rates increase, the values of existing mortgages fall. The higher the duration (a calculation reflecting time risk, taking into account the average maturity of the mortgages), of the mortgages held in REITs owned by the Fund, the more sensitive the Fund is to interest rate risks. the Fund is also subject to credit risk; the Fund could lose money if mortgagors default on mortgages held in the REITs.

3.     Commodities-based Exchange Traded Funds: Commodity ETFs invest in Physical Commodities and/or Commodity Futures Contracts which Contracts are highly leveraged investment vehicles, and therefore generally considered to be high risk. By investing in Commodity ETFs the Fund assumes portions of that risk. ETFs may only purchase commodities futures contracts (the buy side), therefore the Fund’s risk includes missing opportunities to realize gains by shorting futures contracts (the sell side) in deflationary economic periods.

4.     Treasury-Inflation Protection Securities Risk: Because the real rate of return offered by TIPs, which represents the growth of your purchasing power, is guaranteed, TIPS may offer a lower return than other fixed income instruments that do not have such guarantees. Other conventional bond issues may offer higher yields, and the Fund may invest in such bond issues if deemed advantageous by the Adviser and sub-adviser.

5.     Excluded Security Risk: Because the Fund does not invest in Excluded Securities (including certain REITs), and will divest itself of REITs that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of REITs.

6.     Non-Diversification Risk: Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund's investments were more widely distributed.

7.     Portfolio Turnover: the Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Fund may experience high portfolio turnover. Increased portfolio turnover may result in higher costs for brokerage commissions and other transaction costs and may also result in taxable capital gains.

Board Considerations

On August 21, 2009, the Fund's Board of Trustees held a regular Quarterly meeting to consider, among its stated business, the new Traditional Fund proposed to be created and the alteration of the Fund's asset allocation model to include the new Traditional Fund.

During its deliberations, the Board heard a presentation by TPL relating to the new Traditional Fund and the Fund. The Board discussed the potential benefits and costs associated with the proposal, and considered material relating to each. The Board discussed the reasons for the proposed new Traditional Fund's creation and discussed at length the adviser's plans for managing the Fund, the types of investments being considered for the fund, the availability of outside expertise to assist the adviser in managing the Fund, and the possibility of engaging sub-advisers to assist the Adviser should the need arise.

Based on the Board’s review and TPL’s recommendation, the Board unanimously voted to approve both the addition of the new Traditional Fund and the alteration of the asset allocation model for the Fund and to seek shareholder approval of the asset allocation model changes.

Financial Effect on the Fund

If you and your fellow shareholders approve the Fund's proposed asset allocation model amendment, the fees paid by shareholders of the Fund will remain exactly the same. However, you should be aware that if you approve the Proposal, shares of underlying Traditional Funds in the Fund will be sold in order to allow for the re-allocation, and there may be adverse tax consequences resulting from the re-allocation, specifically, the incurring of capital gains.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees , including the independent Trustees, unanimously recommends that you vote “For” the Proposal.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL # 2.      APPROVAL OF CHANGING THE ASSET ALLOCATION STRATEGY FOR THE TIMOTHY PLAN CONSERVATIVE GROWTH FUND FROM A FUNDAMENTAL POLICY REQUIRING SHAREHOLDER APPROVAL OF ANY CHANGE, TO A NON-FUNDAMENTAL POLICY WHICH WILL ALLOW THE BOARD OF TRUSTEES TO CHANGE THE ASSET ALLOCATION STRATEGY WITHOUT THE NEED FOR SHAREHOLDER APPROVAL.

Background

As discussed above, the Trust is asking you and your fellow shareholders to once again approve a change to the Fund's investment allocation model for the Fund. As currently structured, the Fund's shareholders must approve any such change because the Fund's investment allocation model is a fundamental policy of the Fund. Accordingly, any time the Trust adds a new Traditional Fund, the addition must be approved by the Fund's shareholders.

Shareholder meetings can be expensive, time consuming and difficult to successfully consummate. Mutual funds often have a significant number of shareholders, each of whom owns a small number of shares. It can be an arduous undertaking to contact those shareholders and convince enough of them to complete the proxy card to obtain the needed quorum to pass the proposal. Funds often fail to obtain a quorum on the original meeting date, so they have to adjourn the meeting to a later date in order to continue soliciting proxies. All of this takes time and costs money- money which is usually paid by the Fund's shareholders.

When the Fund was originally created, TPL and the Board did not believe that the asset allocation model for the Fund would need to be changed from time to time. Subsequent events have disproven that belief, because this is the second time that you and your fellow shareholders have been approached to do do. Accordingly, the Trust is seeking your approval to change the asset allocation model from a fundamental policy of the Fund to a non-fundamental policy. If you approve the change, then going forward, the Board can change the asset allocation model as it deems in the Fund's best interest. If such a change is made, you will be given at least thirty (30) days written notice prior to the change being implemented.

Board Considerations

On August 21, 2009, the Fund's Board of Trustees held a regular Quarterly meeting to consider, among its stated business, the new Traditional Fund proposed to be created, the alteration of the Fund's asset allocation model to include the new Traditional Fund, and whether to ask the Fund's shareholders to approve changing the Fund's asset allocation model from a fundamental policy to a non-fundamental policy.

With respect to changing the Fund's asset allocation model from a fundamental policy to a non-fundamental policy, the Board heard a presentation by TPL relating to the costs of shareholder solicitations, the likelihood of future changes to the asset allocation model, and the likelihood that new Funds would be added to the Trust that would need to be included in the Fund's asset allocation model, and the desirability of giving the Adviser discretion to take a defensive position with the Fund when conditions warranted.

The Board discussed the advisability of changing the asset allocation model to a non-fundamental policy of the Fund. Specifically, the Board analyzed the costs of past and future shareholder meetings, the likelihood that such meetings would be needed in the future, the performance of the Adviser with respect to the Fund thus far, the advisability of allowing the Adviser the discretion to take temporary defensive positions outside of the Fund's normal asst allocation model, and the extent to which the Adviser should be allowed to do so.

Based on the Board’s review, the Board unanimously voted to approve changing the Fund's asset allocation model from a fundamental policy of the Fund to a non-fundamental policy of the Fund, and to seek shareholder approval of the change. Further, the Board approved the following language be added to the Fund's prospectus at such time as the Fund's shareholders approved the proposal:

“ Under normal circumstances, the Fund will invest in the securities listed in the table above, in the percentage ranges noted next to each security. However, the investment allocations set forth above are not fundamental policies of the Fund, and may be changed from time to time. Also, under extraordinary market conditions, the Fund's Adviser may adopt a temporary defensive position for the Fund and invest outside the parameters set forth in the table, including investing exclusively in cash or cash equivalents. If the Adviser takes such a position, the Fund will not be investing in accordance with its primary investment strategies and will not perform as it otherwise would.”

Financial Effect on the Fund

If you and your fellow shareholders approve the Fund's proposed asset allocation model amendment, the fees paid by shareholders of the Fund will remain exactly the same. However, you should be aware that if you approve the Proposal, shares of underlying Traditional Funds in the Fund will be sold in order to allow for the re-allocation, and there may be adverse tax consequences resulting from the re-allocation, specifically, the incurring of capital gains.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees , including the independent Trustees, unanimously recommends that you vote “For” the Proposal.

----------------------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL 32751, in addition to serving as investment adviser to the Fund, also serves as principal underwriter to the Trust’s shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the Financial Industry National RegulatoryAuthority.

TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Fund’s pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law. With respect to both Class A, Class B and Class C shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Unified Fund Services, Inc., 2960 Meridian Street, Suite 300, Indianapolis, IN 46208, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust, dated December 1, 2006.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated June 30, 2009, and the Trust’s audited annual financial report, dated December 31, 2008.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES
OF THE FUND, BY CLASS AND TOTAL
As of August 31, 2009

Class A	Class B	Class C	Total

HOLDERS OF MORE THAN
5% OF THE FUND'S SHARES
As of August 31, 2009

Name & Address of Shareholder	Share Class	No. of Shares	% of Share Class	% of Total Fund Shares

Timothy Plan Officer/Director Ownership of Fund Shares

As of August 31, 2009

Name	Dollar Range of Shares Owned in Individual Funds	Dollar Range of Shares Owned, All Funds
Arthur D. Ally, Interested Trustee, President, Treasurer
Joseph Boatwright, Interested Trustee, Secretary
Mathew Staver, Interested Trustee
Charles Nelson, Independent Trustee
Wesley Pennington, Independent Trustee
Scott Preissler, Independent Trustee
Alan Ross, Independent Trustee
Kathryn T. Martinez, Independent Trustee
Richard W. Copeland, Independent Trustee
William W. Johnson, Independent Trustee
John C. Mulder, Independent Trustee
David J. Tolliver, Independent Trustee

BALLOT

TIMOTHY PLAN CONSERVATIVE GROWTH FUND SHAREHOLDERS ONLY!

Proposal # 1.     Approve the new asset allocation strategy for the Timothy Plan Conservative Growth Fund, which includes the addition of one newly created Timothy Plan Fund and a restructuring of allocation percentages

For                    Against                    Abstain

/ /                    / /                    / /

Proposal # 2.     Approve changing the asset allocation strategy for the Timothy Plan Conservative Growth Fund from a fundamental policy of the Fund to a non-fundamental policy of the Fund, which would allow the Fund's      Board of Trustees to change the allocation in the future without the need for shareholder approval.

For                    Against                    Abstain

/ /                    / /                    / /

Signature(s)

All registered owners of account shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.

X
- ---------------------------------------------------------------------------------------------------------------------
Signature                                             Date

X
- ---------------------------------------------------------------------------------------------------------------------
Signature                                             Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint ____________ and _____________, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held October 23, 2009, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote "FOR" each Proposal.

DAVID JONES & ASSOC., P.C.

Law Firm

395 Sawdust, # 2148 The Woodlands, TX 77380	P (281) 702-2137 F (877) 639-0750

------------------------------------------------------------------------------------------------------------------------------------------------------

August 24, 2009

VIA EDGAR

US Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

Re:          Timothy Plan.

File Nos. 811-08228 and 333-73248
Preliminary Proxy Statement

Ladies and Gentlemen:

On behalf of Timothy Plan (the “Trust”), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 (the “1934 Act”) is Registrant's Preliminary Proxy Statement which will be used in connection with a special meeting of the shareholders of the Timothy Plan Strategic Growth Fund (the “Fund”), a separate series of the Trust, to be held on or about Friday, October 23, 2009 (the “Special Meeting”). This Preliminary Proxy Statement consists of a notice of meeting, the proxy statement and form of proxy. The Trust anticipates that this information, including the Proxy Statement, will be mailed to the Trust’s shareholders on or about September 8, 2009.

There are two matters to be considered at the Special Meeting.

The first matter will be the approval of new investment allocations for the Fund. The Fund is a “Fund of Funds” that invests the majority of its assets in other Timothy Plan Funds, in designated percentage ranges. The Timothy Plan Board has authorized the creation and offering of a new Timothy Plan Fund, the Timothy Plan Defensive Strategies Fund. The Board, after careful consideration, has concluded that including the new Fund in the Fund's investment allocations is appropriate. Because the investment allocations for the Fund are fundamental, shareholder approval is being sought for the addition of the new fund and the re-structuring of the allocation model.

The second matter will be to ask the Fund's shareholders to approve allowing the Fund's Board of Trustees to approve new investment allocations for the Fund and add or delete Timothy Plan Funds to the Fund without the need to seek shareholder approval each time. If this proposal is approved, the Fund's investment allocations will become non-fundamental aspects of the Fund's operations. The Board, after careful consideration, has concluded that the Fund's shareholders will be better served if the Fund does not have to incur the expenses of a shareholder meeting each time the Fund seeks to change it investment allocations.

Please direct all questions or comments regarding the foregoing to me at (281) 702-2137. Thank you for your consideration.

Sincerely,

DAVID JONES & ASSOC., P.C.

/s/ David D. Jones

DAVID D. JONES, Esq.

SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                          /X/
Filed by a party other than the registrant               / /
Check the appropriate box:

/X/     Preliminary proxy statement
/ /     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive proxy statement
/ /     Definitive additional materials
/ /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

-------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified in its Charter)
TIMOTHY PLAN

--------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
NOT APPLICABLE

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.     Title of each class of securities to which transaction applies:

........................................................................................

2.     Aggregate number of securities to which transaction applies:

........................................................................................

3.     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

........................................................................................

4.     Proposed maximum aggregate value of transaction:

........................................................................................

5.     Total fee paid:

........................................................................................

[ ]     Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.     Amount Previously Paid:

........................................................................................

7.     Form, Schedule or Registration Statement No.:

........................................................................................

8.     Filing Party:

........................................................................................

9.     Date Filed:

........................................................................................

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

TIMOTHY PLAN Strategic Growth FUND

1055 Maitland Center Commons
Maitland, FL 32751
Toll Free 800-662-0201

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Strategic Growth Fund (the “Special Meeting”) on Friday, October 23, 2009 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust, located at 1055 Maitland Center Commons, Maitland, FL 32751.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“Funds”) and currently offers shares of twelve Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Strategic Growth Fund (the “Fund”) offers Class A Shares, which are sold to the public with a front-end sales charge, Class B Shares, which were sold with a contingent deferred sales charge (“CDSC”) which declined to zero over a period of years and an ongoing distribution and servicing (12b-1) fee of 1.00%. Sales of Class B shares have been closed to new investors since May 3, 2004. The Trust also offers Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%.

There two items for consideration at the Special Meeting.

(1)     You and your fellow shareholders are being asked to approve new asset allocation percentages for the Fund which include the addition of a newly created Timothy Plan Fund; and

(2)     You and your fellow shareholders are being asked to allow the Fund's Board of Trustees in the future to approve new investment allocations for the Fund and add or delete Timothy Plan Funds to the Fund's investment allocation without the need to seek shareholder approval each time. If this proposal is approved, the Fund's investment allocations will become non-fundamental aspects of the Fund's operations.

     The Fund is a “Fund of Funds” that invests the majority of its assets in other Timothy Plan Funds, in designated percentage ranges. The Timothy Plan Board has authorized the creation and offering of a new Timothy Plan Fund, the Timothy Plan Defensive Strategies Fund (the “New Fund”). The Board, after careful consideration, has concluded that including the New Fund in the Fund's investment allocations is appropriate. Because the investment allocations for the Fund are fundamental, shareholder approval is being sought for the addition of the New Fund and the re-structuring of the allocation model. The details of the proposed Fund's investment allocations, and a description of the New Fund, are contained in the accompanying proxy materials, and we urge you to read it carefully.

This is the second time that you and your fellow shareholders have been asked to approve a change to the Fund's investment allocations. Shareholder meetings are expensive, time consuming and difficult to successfully complete. The Trust is constantly looking for new ways to improve its offering to the Trust's shareholders, and new series are constantly being evaluated and considered. Whenever the Trust does decide to create a new fund, the Trust will likely want the shareholders of this Fund to be able to participate in the ownership of that new fund. Under the Fund's current structure, shareholder approval will be required any time a change is sought to the Fund's investment allocation. Also, the Fund's current asset allocation is fairly rigid and does not allow the Fund's investment adviser to adjust the Fund in response to extreme market conditions. Given the volatility of the market of late, the adviser believes it to be in the best interest of Fund shareholders for it to have such flexibility. Accordingly, the Board of Trustees has decided to seek your approval to change the Fund's investment allocation arrangement from a fundamental policy to a non-fundamental policy. If the Fund's investment allocations become non-fundamental, the Trust can change the allocation from time to time as conditions warrant without the delay and expense of a shareholder meeting.

You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on August 31, 2009. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

Your votes on these proposals is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at ______________. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur Ally

Chairman

August 31, 2009

THE TIMOTHY PLAN

Special Meeting of the Shareholders of
the
Timothy Plan Strategic Growth Fund

1055 Maitland Center Commons
Maitland, FL 32751
Toll Free 800-662-0201

PROXY STATEMENT
Dated September __, 2009

SPECIAL MEETING OF SHAREHOLDERS
To be Held on October 23, 2009

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Strategic Growth Fund (the “Fund”), in order to seek shareholder approval of two proposals relating to the Fund. The Special Meeting will be held at the offices of the Trust at 10:00 a.m., Eastern Time, on Friday, October 23, 2009. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about September __, 2009.

Items for Consideration

The Special Meeting will be held to consider the following items of business:

*     Approval of a new asset allocation strategy for the Fund, which includes the addition of a newly created Timothy Plan Fund and a restructuring of allocation percentages;

*     Approval of a change in the asset allocation strategy of the Fund from a fundamental policy to a non-fundamental policy; and

*     Such other business as may properly come before the shareholders of the Fund.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on August 31, 2009 (the “Record Date”), then you are eligible to vote at the Special Meeting. As of the Record Date, the Fund had a total of ______________ shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named _________ and ____________ as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting. The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1055 Maitland Center Commons, Maitland, FL 32751.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, ______________ (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, but do not count as votes cast for the Proposal.

Required Votes to Approve the Proposal

The affirmative vote of a “majority” of the shares entitled to vote of the Fund, as of the Record Date, are required in order to approve the Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

The Fund is paying the costs of the Special Meeting. Certain of employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund (“TPL”), or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Trust at 1-800-662-0201 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated December 31, 2008, and its most recent semi-annual report, dated June 30, 2009. Simply call the Trust to request a copy of either report, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.      APPROVAL OF NEW ASSET ALLOCATION STRATEGY FOR THE TIMOTHY PLAN STRATEGIC GROWTH FUND, WHICH INCLUDES THE ADDITION OF A NEWLY CREATED TIMOTHY PLAN FUND AND A RESTRUCTURING OF ALLOCATION PERCENTAGES

Background

The Timothy Plan Strategic Growth Fund (the “Fund”) invests the majority of its assets in shares of certain other Timothy Plan Funds (referred to in the prospectus and in this proxy as the Traditional Funds), in accordance with certain specified percentage ranges. The Fund currently offers Class A and Class C shares. Class A shares of the Fund commenced investment operations on October 5, 2000. Class C shares commenced investment operations on February 3, 2004.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders. The investment advisory agreement with TPL has been in effect since the Fund’s inception in October 2000 and was last renewed by the Board on February 27, 2009.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.65% of the average daily net assets of the Fund.

A discussion of the considerations employed by the Board of Trustees at their February 27, 2009 meeting wherein they gave their approval of TPL as Advisor to the Fund is available in the Trust's semi-annual report dated June 30, 2009. The semi-annual report will be available upon request at no charge. To receive a semi-annual report, you may request one by calling the Trust at 1-800-846-7526, or you may download one at www.timothyplan.com.

The Statement of Additional information for the Trust (“SAI”), dated May 1, 2009, contains additional information about the compensation paid to the portfolio managers, other accounts and account types managed by TPL, and ownership of Fund shares. The SAI is available upon request at no charge. To receive an SAI you may request one by calling the fund at 1-800-846-7526. The SAI is incorporated into this proxy for all purposes as if fully set forth herein.

The Fund's Current Asset Allocation Structure

The Fund currently invests at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	% of Fund’s Net Assets Invested in Traditional Funds
Small Cap Value Fund	10-15%
Large/Mid Cap Value Fund	15-25%
Large/Mid Cap Growth Fund	15-25%
Aggressive Growth Fund	10-15%
High Yield Fund	0-20%
International Fund	20-30%

The Fund normally invests its remaining cash, if any, in the Timothy Plan Money Market Fund. At the time the Fund invests in any commercial paper or repurchase agreements, the issuer must have outstanding debt rated “A” or higher by Moody’s or S&P; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of TPL.

TPL determines the specific asset allocation program. On each day that the Fund is open for business, TPL reviews the asset allocation program and reallocates, as necessary, for any new moneys invested in the Fund. In order to achieve its investment objective, the Fund typically allocates its assets, within predetermined percentage ranges, among certain of the Traditional Funds. Even so, the Fund may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which the Fund will normally invest in the particular market segment represented by each underlying Traditional Fund, and the varying degrees of potential investment risk and reward represented by the Fund’s investments in those market segments and their corresponding Traditional Funds. TPL may alter these percentage ranges when it deems appropriate. The assets of the Fund will be allocated among the Traditional Funds in accordance with its investment objective, TPL's outlook for the economy and the financial markets, and the relative market valuations of the Traditional Funds. TPL also reallocates the Fund’s investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

The primary risks of investing in the Fund, as described in the prospectus, are:

General Risk- As with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

Portfolio Risk- The Fund is subject to all of the risks that are inherent in the Traditional Funds in which the Fund invests.

The Fund currently is appropriate for investors who understand the risks of investing in moderately- to aggressively-oriented equity funds and who wish to allocate their investments among multiple funds with a single investment.

The Fund's Proposed New Asset Allocation Structure

Under the proposed new asset allocation structure, the Fund will invest at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	Proposed % of Fund’s Net Assets Invested in Traditional Fund	Current % of Fund's Net Assets Invested in Traditional Fund
Small Cap Value Fund	10-15%	10-15%
Large/Mid Cap Value Fund	15-25%	15-25%
Large/Mid Cap Growth Fund	15-25%	15-25%
Aggressive Growth Fund	5-10%	10-15%
High Yield Fund	0-20%	0-20%
International Fund	15-25%	20-30%
Defensive Strategies Fund	5-15%	0%

The Fund will continue to normally invest its remaining cash, if any, in the Timothy Plan Money Market Fund, and will continue to pursue its investment objective in the manner described above.

The primary risks of investing in the Fund under the new allocation program are the same as described above, but because the Fund will be investing in a new Traditional Fund, information concerning the investment strategies and risks of the the Traditional Fund is described below to allow you to understand the underlying risks of the fund.

Timothy Plan Defensive Strategies Fund

Investment objective

Protection of principal through aggressive, proactive reactions to prevailing economic conditions. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective. To allow for optimal flexibility, the Fund is classified as a “non-diversified” fund, and, as such the Fund’s portfolio may include the securities of a smaller total number of issuers than if the Fund were classified as “diversified”.

Primary investment strategies- To achieve its goal, the Fund will invest varying percentages of the Fund’s total assets in the investment Sectors set forth below:

*     Real Estate Investment Trusts (REITs), that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate, all of which are historically sensitive to both inflation and deflation; and

*     Commodities-based Exchange Traded Funds (ETFs) which trade like stocks and limit the risk to no more than the initial investment, yet provide the opportunity to invest in inflation sensitive physical commodities and/or commodities futures markets; and

*     Treasury-Inflation Protection Securities (TIPS) which coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the consumer price index (CPI); and

*     Cash and cash equivalents.

*     the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies by taking large, small, or even no position in any one or more of the Asset Classes in attempting to respond to adverse market, economic, political, or other conditions.

Principal Investment Risks

1.     General Risk: As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.     Real Estate Investment Trust Risk: the Fund is subject to the risks experienced in real estate ownership, real estate financing, or both. As the economy is subjected to a period of economic deflation or interest rate increases, the demand for real estate may fall, causing a decline in the value of real estate owned. Also, as interest rates increase, the values of existing mortgages fall. The higher the duration (a calculation reflecting time risk, taking into account the average maturity of the mortgages), of the mortgages held in REITs owned by the Fund, the more sensitive the Fund is to interest rate risks. the Fund is also subject to credit risk; the Fund could lose money if mortgagors default on mortgages held in the REITs.

3.     Commodities-based Exchange Traded Funds: Commodity ETFs invest in Physical Commodities and/or Commodity Futures Contracts which Contracts are highly leveraged investment vehicles, and therefore generally considered to be high risk. By investing in Commodity ETFs the Fund assumes portions of that risk. ETFs may only purchase commodities futures contracts (the buy side), therefore the Fund’s risk includes missing opportunities to realize gains by shorting futures contracts (the sell side) in deflationary economic periods.

4.     Treasury-Inflation Protection Securities Risk: Because the real rate of return offered by TIPs, which represents the growth of your purchasing power, is guaranteed, TIPS may offer a lower return than other fixed income instruments that do not have such guarantees. Other conventional bond issues may offer higher yields, and the Fund may invest in such bond issues if deemed advantageous by the Adviser and sub-adviser.

5.     Excluded Security Risk: Because the Fund does not invest in Excluded Securities (including certain REITs), and will divest itself of REITs that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of REITs.

6.     Non-Diversification Risk: Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund's investments were more widely distributed.

7.     Portfolio Turnover: the Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Fund may experience high portfolio turnover. Increased portfolio turnover may result in higher costs for brokerage commissions and other transaction costs and may also result in taxable capital gains.

Board Considerations

On August 21, 2009, the Fund's Board of Trustees held a regular Quarterly meeting to consider, among its stated business, the new Traditional Fund proposed to be created and the alteration of the Fund's asset allocation model to include the new Traditional Fund.

During its deliberations, the Board heard a presentation by TPL relating to the new Traditional Fund and the Fund. The Board discussed the potential benefits and costs associated with the proposal, and considered material relating to each. The Board discussed the reasons for the proposed new Traditional Fund's creation and discussed at length the adviser's plans for managing the Fund, the types of investments being considered for the fund, the availability of outside expertise to assist the adviser in managing the Fund, and the possibility of engaging sub-advisers to assist the Adviser should the need arise.

Based on the Board’s review and TPL’s recommendation, the Board unanimously voted to approve both the addition of the new Traditional Fund and the alteration of the asset allocation model for the Fund and to seek shareholder approval of the asset allocation model changes.

Financial Effect on the Fund

If you and your fellow shareholders approve the Fund's proposed asset allocation model amendment, the fees paid by shareholders of the Fund will remain exactly the same. However, you should be aware that if you approve the Proposal, shares of underlying Traditional Funds in the Fund will be sold in order to allow for the re-allocation, and there may be adverse tax consequences resulting from the re-allocation, specifically, the incurring of capital gains.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees , including the independent Trustees, unanimously recommends that you vote “For” the Proposal.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL # 2.      APPROVAL OF CHANGING THE ASSET ALLOCATION STRATEGY FOR THE TIMOTHY PLAN Strategic Growth FUND FROM A FUNDAMENTAL POLICY REQUIRING SHAREHOLDER APPROVAL OF ANY CHANGE, TO A NON-FUNDAMENTAL POLICY WHICH WILL ALLOW THE BOARD OF TRUSTEES TO CHANGE THE ASSET ALLOCATION STRATEGY WITHOUT THE NEED FOR SHAREHOLDER APPROVAL.

Background

As discussed above, the Trust is asking you and your fellow shareholders to once again approve a change to the Fund's investment allocation model for the Fund. As currently structured, the Fund's shareholders must approve any such change because the Fund's investment allocation model is a fundamental policy of the Fund. Accordingly, any time the Trust adds a new Traditional Fund, the addition must be approved by the Fund's shareholders.

Shareholder meetings can be expensive, time consuming and difficult to successfully consummate. Mutual funds often have a significant number of shareholders, each of whom owns a small number of shares. It can be an arduous undertaking to contact those shareholders and convince enough of them to complete the proxy card to obtain the needed quorum to pass the proposal. Funds often fail to obtain a quorum on the original meeting date, so they have to adjourn the meeting to a later date in order to continue soliciting proxies. All of this takes time and costs money- money which is usually paid by the Fund's shareholders.

When the Fund was originally created, TPL and the Board did not believe that the asset allocation model for the Fund would need to be changed from time to time. Subsequent events have disproven that belief, because this is the second time that you and your fellow shareholders have been approached to do do. Accordingly, the Trust is seeking your approval to change the asset allocation model from a fundamental policy of the Fund to a non-fundamental policy. If you approve the change, then going forward, the Board can change the asset allocation model as it deems in the Fund's best interest. If such a change is made, you will be given at least thirty (30) days written notice prior to the change being implemented.

Board Considerations

On August 21, 2009, the Fund's Board of Trustees held a regular Quarterly meeting to consider, among its stated business, the new Traditional Fund proposed to be created, the alteration of the Fund's asset allocation model to include the new Traditional Fund, and whether to ask the Fund's shareholders to approve changing the Fund's asset allocation model from a fundamental policy to a non-fundamental policy.

With respect to changing the Fund's asset allocation model from a fundamental policy to a non-fundamental policy, the Board heard a presentation by TPL relating to the costs of shareholder solicitations, the likelihood of future changes to the asset allocation model, and the likelihood that new Funds would be added to the Trust that would need to be included in the Fund's asset allocation model, and the desirability of giving the Adviser discretion to take a defensive position with the Fund when conditions warranted.

The Board discussed the advisability of changing the asset allocation model to a non-fundamental policy of the Fund. Specifically, the Board analyzed the costs of past and future shareholder meetings, the likelihood that such meetings would be needed in the future, the performance of the Adviser with respect to the Fund thus far, the advisability of allowing the Adviser the discretion to take temporary defensive positions outside of the Fund's normal asst allocation model, and the extent to which the Adviser should be allowed to do so.

Based on the Board’s review, the Board unanimously voted to approve changing the Fund's asset allocation model from a fundamental policy of the Fund to a non-fundamental policy of the Fund, and to seek shareholder approval of the change. Further, the Board approved the following language be added to the Fund's prospectus at such time as the Fund's shareholders approved the proposal:

“ Under normal circumstances, the Fund will invest in the securities listed in the table above, in the percentage ranges noted next to each security. However, the investment allocations set forth above are not fundamental policies of the Fund, and may be changed from time to time. Also, under extraordinary market conditions, the Fund's Adviser may adopt a temporary defensive position for the Fund and invest outside the parameters set forth in the table, including investing exclusively in cash or cash equivalents. If the Adviser takes such a position, the Fund will not be investing in accordance with its primary investment strategies and will not perform as it otherwise would.”

Financial Effect on the Fund

If you and your fellow shareholders approve the Fund's proposed asset allocation model amendment, the fees paid by shareholders of the Fund will remain exactly the same. However, you should be aware that if you approve the Proposal, shares of underlying Traditional Funds in the Fund will be sold in order to allow for the re-allocation, and there may be adverse tax consequences resulting from the re-allocation, specifically, the incurring of capital gains.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees , including the independent Trustees, unanimously recommends that you vote “For” the Proposal.

----------------------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL 32751, in addition to serving as investment adviser to the Fund, also serves as principal underwriter to the Trust’s shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Fund’s pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law. With respect to both Class A, Class B and Class C shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Unified Fund Services, Inc., 2960 Meridian Street, Suite 300, Indianapolis, IN 46208, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust, dated December 1, 2006.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated June 30, 2009, and the Trust’s audited annual financial report, dated December 31, 2008.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES
OF THE FUND, BY CLASS AND TOTAL
As of August 31, 2009

Class A	Class B	Class C	Total

HOLDERS OF MORE THAN
5% OF THE FUND'S SHARES
As of August 31, 2009

Name & Address of Shareholder	Share Class	No. of Shares	% of Share Class	% of Total Fund Shares

Timothy Plan Officer/Director Ownership of Fund Shares

As of August 31, 2009

Name	Dollar Range of Shares Owned in Individual Funds	Dollar Range of Shares Owned, All Funds
Arthur D. Ally, Interested Trustee, President, Treasurer
Joseph Boatwright, Interested Trustee, Secretary
Mathew Staver, Interested Trustee
Charles Nelson, Independent Trustee
Wesley Pennington, Independent Trustee
Scott Preissler, Independent Trustee
Alan Ross, Independent Trustee
Kathryn T. Martinez, Independent Trustee
Richard W. Copeland, Independent Trustee
William W. Johnson, Independent Trustee
John C. Mulder, Independent Trustee
David J. Tolliver, Independent Trustee

BALLOT

TIMOTHY PLAN STRATEGIC GROWTH FUND SHAREHOLDERS ONLY!

Proposal # 1.     Approve the new asset allocation strategy for the Timothy Plan Strategic Growth Fund, which includes the addition of one newly created Timothy Plan Fund and a restructuring of allocation percentages

For                    Against                    Abstain

/ /                    / /                    / /

Proposal # 2.     Approve changing the asset allocation strategy for the Timothy Plan Strategic Growth Fund from a fundamental policy of the Fund to a non-fundamental policy of the Fund, which would allow the Fund's Board of Trustees to change the allocation in the future without the need for shareholder approval.

For                    Against                    Abstain

/ /                    / /                    / /

Signature(s)

All registered owners of account shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.

X
- ---------------------------------------------------------------------------------------------------------------------
Signature                                             Date

X
- ---------------------------------------------------------------------------------------------------------------------
Signature                                             Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint ____________ and _____________, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held October 23, 2009, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote "FOR" each Proposal.